Exhibit 99.1

[OBJECT OMITTED]                                                    News Release

FOR IMMEDIATE RELEASE
April 19, 2005

                   Trustmark Announces First Quarter Earnings

Jackson, Miss. - Trustmark Corporation (NASDAQ:TRMK) announced basic and diluted earnings per share of $0.47 for the first quarter of 2005, compared to $0.46 for the first quarter of 2004. During the first three months of 2005, earnings totaled $26.8 million. Trustmark's first quarter net income produced annualized returns on average shareholders' equity and average assets of 14.42% and 1.33%, respectively. At March 31, 2005, Trustmark reported total loans of $5.6 billion, total assets of $8.2 billion, total deposits of $5.5 billion and shareholders' equity of $731.5 million.

Richard G. Hickson, Chairman and CEO of Trustmark Corporation, remarked, "Our expansion efforts in Houston and the Florida Panhandle, along with solid performance in our Jackson and Memphis markets, have contributed to Trustmark's growth. Average loans in the first quarter of 2005 increased $425.6 million, or 8.4%, while average deposits grew $333.7 million, or 6.4%, when compared to figures one year earlier. Increasing contributions from wealth management and insurance services, combined with the solid profitability of our traditional banking franchise, have enhanced Trustmark's earnings. We appreciate the confidence our customers have placed in Trustmark and commend our associates for their dedication to becoming a premier financial services company in our marketplace."

During the first quarter, higher interest rates increased the value of Trustmark's home mortgage servicing rights. Consequently, Trustmark reversed non-cash mortgage servicing impairment charges recorded in previous quarters, which increased the company's first quarter net income by $1.7 million, or $0.029 per share. Additional non-cash recoveries of mortgage servicing impairment could occur if interest rates rise, refinancing slows and the expected life of home mortgage loans lengthens.

Trustmark is a financial services company providing banking and financial solutions through over 145 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas. For additional information, visit our web site at www.trustmark.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this press release encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Factors that might cause future results to differ from such forward-looking statements are described in Trustmark's filings with the Securities and Exchange Commission. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.

Trustmark Contacts
Investors:    Zach Wasson                             Joseph Rein
              Executive Vice President and CFO        First Vice President
              601-208-6816                            601-208-6898

Media:        Gray Wiggers
              Senior Vice President
              601-208-5942

                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL INFORMATION
                                ($ in thousands)
                                   (unaudited)

                                 Quarter Ended March 31,
                                ------------------------
AVERAGE BALANCES                   2005          2004      $ Change     % Change
----------------                ----------    ----------   ---------    --------
Securities AFS-taxable          $1,504,392    $1,875,063   $(370,671)     -19.8%
Securities AFS-nontaxable           66,592        71,632      (5,040)      -7.0%
Securities HTM-taxable             130,171        84,455      45,716       54.1%
Securities HTM-nontaxable           85,690        89,273      (3,583)      -4.0%
                                ----------    ----------   ---------
Total securities                 1,786,845     2,120,423    (333,578)     -15.7%
                                ----------    ----------   ---------
Loans                            5,489,018     5,063,411     425,607        8.4%
Fed funds sold
  and rev repos                     48,031        17,238      30,793      178.6%
                                ----------    ----------   ---------
Total earning assets             7,323,894     7,201,072     122,822        1.7%
                                ----------    -----------  ---------
Allowance for loan losses          (64,885)      (74,368)      9,483      -12.8%
Cash and due from banks            348,803       336,755      12,048        3.6%
Other assets                       530,989       465,950      65,039       14.0%
                                ----------    ----------   ---------
Total assets                    $8,138,801    $7,929,409   $ 209,392        2.6%
                                ==========    ==========   =========

Int-bearing demand dep          $1,458,290    $1,307,488   $ 150,802       11.5%
Savings deposits                   955,906       969,113     (13,207)      -1.4%
Time deposits less than
  $100,000                       1,305,877     1,260,671      45,206        3.6%
Time deposits of $100,000
  or more                          549,299       457,432      91,867       20.1%
                                ----------    ----------   ---------
Total interest-bearing dep       4,269,372     3,994,704     274,668        6.9%
Fed funds pch and repos            688,219       892,204    (203,985)     -22.9%
Short-term borrowings              892,849       512,646     380,203       74.2%
Long-term FHLB advances            147,490       512,301    (364,811)     -71.2%
                                ----------    ----------   ---------
Total interest-bearing liab      5,997,930     5,911,855      86,075        1.5%
Nonint-bearing deposits          1,317,140     1,258,065      59,075        4.7%
Other liabilities                   70,761        54,928      15,833       28.8%
Shareholders' equity               752,970       704,561      48,409        6.9%
                                ----------    ----------   ---------
Total liab and equity           $8,138,801    $7,929,409   $ 209,392        2.6%
                                ==========    ==========   =========

                                        March 31,
                                ------------------------
PERIOD END BALANCES                2005          2004      $ Change     % Change
-------------------             ----------    ----------   ---------    --------
Sec available for sale          $1,527,247    $1,958,767   $(431,520)     -22.0%
Sec held to maturity               300,234       169,708     130,526       76.9%
                                ----------    ----------   ---------
Total securities                 1,827,481     2,128,475    (300,994)     -14.1%
Loans                            5,572,808     5,198,296     374,512        7.2%
Fed funds sold and rev repos        10,378        19,209      (8,831)     -46.0%
                                ----------    ----------   ---------
Total earning assets             7,410,667     7,345,980      64,687        0.9%
                                ----------    ----------   ---------
Allowance for loan losses          (66,787)      (74,179)      7,392      -10.0%
Cash and due from banks            286,868       340,114     (53,246)     -15.7%
Mortgage servicing rights           55,484        47,476       8,008       16.9%
Goodwill                           137,412       110,271      27,141       24.6%
Identifiable intangible assets      31,214        22,064       9,150       41.5%
Other assets                       325,135       298,737      26,398        8.8%
                                ----------    ----------   ---------
Total assets                    $8,179,993    $8,090,463   $  89,530        1.1%
                                ==========    ==========   =========

Nonint-bearing deposits         $1,265,814    $1,316,817   $ (51,003)      -3.9%
Int-bearing deposits             4,268,914     4,258,071      10,843        0.3%
                                ----------    ----------   ---------
Total deposits                   5,534,728     5,574,888     (40,160)      -0.7%
Fed funds pch and repos            770,273       713,802      56,471        7.9%
Short-term borrowings              964,687       541,716     422,971       78.1%
Long-term FHLB advances            105,862       481,004    (375,142)     -78.0%
Other liabilities                   72,937        60,428      12,509       20.7%
                                ----------    ----------   ---------
Total liabilities                7,448,487     7,371,838      76,649        1.0%
                                ----------    ----------   ---------
Common stock                        11,873        12,143        (270)      -2.2%
Surplus                             97,692       133,147     (35,455)     -26.6%
Retained earnings                  635,935       564,199      71,736       12.7%
Accum other comprehensive
  (loss) income, net of tax        (13,994)        9,136     (23,130)        n/m
                                ----------    ----------   ---------
Total shareholders' equity         731,506       718,625      12,881        1.8%
                                ----------    ----------   ---------
Total liab and equity           $8,179,993    $8,090,463   $  89,530        1.1%
                                ==========    ==========   =========

Total int-bearing liab          $6,109,736    $5,994,593   $ 115,143        1.9%
                                ==========    ==========   =========

n/m - not meaningful

                                 Quarter Ended March 31,
                                ------------------------
INCOME STATEMENTS                  2005          2004      $ Change     % Change
-----------------               ----------    ----------   ---------    --------
Int and fees on loans-FTE       $   79,044    $   71,442   $   7,602       10.6%
Int on securities-taxable           15,734        16,196        (462)      -2.9%
Int on securities-tax
  exempt-FTE                         2,863         3,071        (208)      -6.8%
Int on fed funds sold
  and rev repo                         273            43         230      534.9%
Other interest income                   20            12           8       66.7%
                                ----------    ----------   ---------
Total interest income-FTE           97,934        90,764       7,170        7.9%
                                ----------    ----------   ---------
Interest on deposits                16,368        13,386       2,982       22.3%
Interest on fed funds
  pch and repos                      3,648         2,104       1,544       73.4%
Other interest expense               7,497         4,758       2,739       57.6%
                                ----------    ----------   ---------
Total interest expense              27,513        20,248       7,265       35.9%
                                ----------    ----------   ---------
Net interest income-FTE             70,421        70,516         (95)      -0.1%
Provision for loan losses            2,796         1,052       1,744      165.8%
                                ----------    ----------   ---------
Net interest income after
  provision-FTE                     67,625        69,464      (1,839)      -2.6%
                                ----------    ----------   ---------
Service charges on
  deposit accounts                  12,384        13,326        (942)      -7.1%
Insurance commissions                7,862         3,185       4,677      146.8%
Wealth management                    5,243         5,016         227        4.5%
Retail banking - other               4,752         4,132         620       15.0%
Mortgage banking                     3,851        (1,903)      5,754         n/m
Other, net                           2,453         2,220         233       10.5%
                                ----------    ----------   ---------
Nonint inc-excl sec gains           36,545        25,976      10,569       40.7%
Security gains                           3            13         (10)     -76.9%
                                ----------    ----------   ---------
Total noninterest income            36,548        25,989      10,559       40.6%
                                ----------    ----------   ---------
Salaries and employee
  benefits                          37,359        31,109       6,250       20.1%
Services and fees                    8,958         8,379         579        6.9%
Net occupancy-premises               3,691         3,213         478       14.9%
Equipment expense                    3,953         3,542         411       11.6%
Other expense                        7,181         6,704         477        7.1%
                                ----------    ----------   ---------
Total noninterest expense           61,142        52,947       8,195       15.5%
                                ----------    ----------   ---------
Income before income taxes          43,031        42,506         525        1.2%
Tax equivalent adjustment            2,012         2,157        (145)      -6.7%
Income taxes                        14,238        13,598         640        4.7%
                                ----------    ----------   ---------
Net income                      $   26,781    $   26,751   $      30        0.1%
                                ==========    ==========   =========
Earnings per share
     Basic                      $     0.47    $     0.46   $    0.01        2.2%
                                ==========    ==========   =========
     Diluted                    $     0.47    $     0.46   $    0.01        2.2%
                                ==========    ==========   =========
Weighted average shares o/s
     Basic                      57,399,430    58,267,684                   -1.5%
                                ==========    ==========
     Diluted                    57,545,056    58,587,611                   -1.8%
                                ==========    ==========
Period end shares o/s           56,982,701    58,280,233                   -2.2%
                                ==========    ==========
Dividends per share             $   0.2000    $   0.1900                    5.3%
                                ==========    ==========

n/m - not meaningful

                                        March 31,
                                ------------------------
NONPERFORMING ASSETS               2005          2004      $ Change     % Change
--------------------            ----------    ----------   ---------    --------
Nonaccrual loans                $   36,595    $   27,482   $   9,113       33.2%
Restructured loans                       -             -           -
                                ----------    ----------   ---------
Total nonperforming loans           36,595        27,482       9,113       33.2%
Other real estate                    4,306         7,149      (2,843)     -39.8%
                                ----------    ----------   ---------
Total nonperforming assets          40,901        34,631       6,270       18.1%
Loans past due over 90 days          1,506         5,443      (3,937)     -72.3%
                                ----------    ----------   ---------
Total nonperforming assets
  plus past due over 90 days    $   42,407    $   40,074   $   2,333        5.8%
                                ==========    ==========   =========

                                 Quarter Ended March 31,
                                ------------------------
ALLOWANCE FOR LOAN LOSSES          2005          2004      $ Change     % Change
-------------------------       ----------    ----------   ---------    --------
Beginning Balance               $   64,757    $   74,276   $  (9,519)     -12.8%
Charge-offs                         (3,182)       (3,828)        646      -16.9%
Recoveries                           2,416         2,679        (263)      -9.8%
Provision for loan losses            2,796         1,052       1,744         n/m
                                ----------    ----------   ---------
Ending Balance                  $   66,787    $   74,179   $  (7,392)     -10.0%
                                ==========    ==========   =========

                                              Quarter Ended March 31,
                                              -----------------------
RATIOS                                           2005          2004
------                                        ----------   ----------
ROA                                                1.33%        1.36%
ROE                                               14.42%       15.27%
Equity generation rate                             8.29%        8.96%
EOP equity/ EOP assets                             8.94%        8.88%
Average equity/average assets                      9.25%        8.89%
Interest margin - Yield - FTE                      5.42%        5.07%
Interest margin - Cost - FTE                       1.52%        1.13%
Net interest margin - FTE                          3.90%        3.94%
Rate on interest-bearing liabilities               1.86%        1.38%
Efficiency ratio                                  59.37%       54.18%
Expense ratio                                      1.36%        1.51%
Net charge offs/average loans                      0.06%        0.09%
Provision for loan losses/average loans            0.21%        0.08%
Nonperforming loans/total loans                    0.66%        0.53%
Nonperforming assets/total loans                   0.73%        0.67%
Nonperforming assets/total loans+ORE               0.73%        0.67%
ALL/nonperforming loans                          182.50%      269.92%
ALL/total loans                                    1.20%        1.43%
Net loans/total assets                            67.31%       63.34%

COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close                   $  29.000    $  29.020
Market value of stock-High                    $  31.150    $  30.730
Market value of stock-Low                     $  26.690    $  28.270
Book value of stock                           $   12.84    $   12.33
Tangible book value of stock                  $    9.88    $   10.06
Tangible equity                               $ 562,880    $ 586,290
Market/Book value of stock                       225.86%      235.36%
Price/Earnings ratio                              15.21        15.69
Dividend payout                                   42.55%       41.30%

OTHER DATA
----------
EOP Employees - FTE                               2,616        2,425

n/m - not meaningful

                                      Quarter Ended
                                ------------------------
AVERAGE BALANCES                 3/31/2005    12/31/2004   $ Change     % Change
----------------                ----------    ----------   ---------    --------
Securities AFS-taxable          $1,504,392    $1,796,714   $(292,322)     -16.3%
Securities AFS-nontaxable           66,592        68,745      (2,153)      -3.1%
Securities HTM-taxable             130,171        55,610      74,561      134.1%
Securities HTM-nontaxable           85,690        86,741      (1,051)      -1.2%
                                ----------    ----------   ---------
Total securities                 1,786,845     2,007,810    (220,965)     -11.0%
                                ----------    ----------   ---------
Loans                            5,489,018     5,382,489     106,529        2.0%
Fed funds sold and
  rev repos                         48,031        36,388      11,643       32.0%
                                ----------    ----------   ---------
Total earning assets             7,323,894     7,426,687    (102,793)      -1.4%
                                ----------    ----------   ---------
Allowance for loan losses          (64,885)      (73,955)      9,070      -12.3%
Cash and due from banks            348,803       319,383      29,420        9.2%
Other assets                       530,989       503,218      27,771        5.5%
                                ----------    ----------   ---------
Total assets                    $8,138,801    $8,175,333   $ (36,532)      -0.4%
                                ==========    ==========   =========

Int-bearing demand dep          $1,458,290    $1,301,509   $ 156,781       12.0%
Savings deposits                   955,906       939,395      16,511        1.8%
Time deposits less
  than $100,000                  1,305,877     1,358,170     (52,293)      -3.9%
Time deposits of
  $100,000 or more                 549,299       497,876      51,423       10.3%
                                ----------    ----------   ---------
Total interest-bearing dep       4,269,372     4,096,950     172,422        4.2%
Fed funds pch and repos            688,219       797,724    (109,505)     -13.7%
Short-term borrowings              892,849     1,001,530    (108,681)     -10.9%
Long-term FHLB advances            147,490       164,081     (16,591)     -10.1%
                                ----------    ----------   ---------
Total interest-bearing
  liabilities                    5,997,930     6,060,285     (62,355)      -1.0%
Nonint-bearing deposits          1,317,140     1,291,621      25,519        2.0%
Other liabilities                   70,761        74,476      (3,715)      -5.0%
Shareholders' equity               752,970       748,951       4,019        0.5%
                                ----------    ----------   ---------
Total liab and equity           $8,138,801    $8,175,333   $ (36,532)      -0.4%
                                ==========    ==========   =========

PERIOD END BALANCES              3/31/2005    12/31/2004   $ Change     % Change
-------------------             ----------    ----------   ---------    --------
Sec available for sale          $1,527,247    $1,580,270   $ (53,023)      -3.4%
Sec held to maturity               300,234       136,797     163,437      119.5%
                                ----------    ----------   ---------
Total securities                 1,827,481     1,717,067     110,414        6.4%
Loans                            5,572,808     5,431,277     141,531        2.6%
Fed funds sold and rev repos        10,378        86,191     (75,813)     -88.0%
                                ----------    ----------   ---------
Total earning assets             7,410,667     7,234,535     176,132        2.4%
                                ----------    ----------   ---------
Allowance for loan losses          (66,787)      (64,757)     (2,030)       3.1%
Cash and due from banks            286,868       343,125     (56,257)     -16.4%
Mortgage servicing rights           55,484        52,463       3,021        5.8%
Goodwill                           137,412       137,225         187        0.1%
Identifiable intangible assets      31,214        32,004        (790)      -2.5%
Other assets                       325,135       318,362       6,773        2.1%
                                ----------    ----------   ---------
Total assets                    $8,179,993    $8,052,957   $ 127,036        1.6%
                                ==========    ==========   =========

Nonint-bearing deposits         $1,265,814    $1,354,749   $ (88,935)      -6.6%
Int-bearing deposits             4,268,914     4,095,344     173,570        4.2%
                                ----------    ----------   ---------
Total deposits                   5,534,728     5,450,093      84,635        1.6%
Fed funds pch and repos            770,273       617,546     152,727       24.7%
Short-term borrowings              964,687       980,318     (15,631)      -1.6%
Long-term FHLB advances            105,862       180,894     (75,032)     -41.5%
Other liabilities                   72,937        73,710        (773)      -1.0%
                                ----------    ----------   ---------
Total liabilities                7,448,487     7,302,561     145,926        2.0%
                                ----------    ----------   ---------
Common stock                        11,873        12,055        (182)      -1.5%
Surplus                             97,692       121,705     (24,013)     -19.7%
Retained earnings                  635,935       620,588      15,347        2.5%
Accum other comprehensive
   loss, net of tax                (13,994)       (3,952)    (10,042)        n/m
                                ----------    ----------   ---------
Total shareholders' equity         731,506       750,396     (18,890)      -2.5%
                                ----------    ----------   ---------
Total liab and equity           $8,179,993    $8,052,957   $ 127,036        1.6%
                                ==========    ==========   =========

Total int-bearing liab          $6,109,736    $5,874,102   $ 235,634        4.0%
                                ==========    ==========   =========

n/m - not meaningful

                                      Quarter Ended
                                ------------------------
INCOME STATEMENTS                3/31/2005    12/31/2004   $ Change     % Change
-----------------               ----------    ----------   ---------    --------
Int and fees on loans-FTE       $   79,044    $   77,418   $   1,626        2.1%
Int on securities-taxable           15,734        14,596       1,138        7.8%
Int on securities-tax
  exempt-FTE                         2,863         2,930         (67)      -2.3%
Int on fed funds sold
  and rev repos                        273           191          82       42.9%
Other interest income                   20            18           2       11.1%
                                ----------    ----------   ---------
Total interest income-FTE           97,934        95,153       2,781        2.9%
                                ----------    ----------   ---------
Interest on deposits                16,368        14,864       1,504       10.1%
Interest on fed funds
  pch and repos                      3,648         3,378         270        8.0%
Other interest expense               7,497         7,071         426        6.0%
                                ----------    ----------   ---------
Total interest expense              27,513        25,313       2,200        8.7%
                                ----------    ----------   ---------
Net interest income-FTE             70,421        69,840         581        0.8%
Provision for loan losses            2,796        (6,971)      9,767         n/m
                                ----------    ----------   ---------
Net interest income after
  provision-FTE                     67,625        76,811      (9,186)     -12.0%
                                ----------    ----------   ---------
Service charges on
  deposit accounts                  12,384        13,979      (1,595)     -11.4%
Insurance commissions                7,862         5,079       2,783       54.8%
Wealth management                    5,243         5,265         (22)      -0.4%
Retail banking - other               4,752         4,972        (220)      -4.4%
Mortgage banking                     3,851         2,304       1,547       67.1%
Other, net                           2,453           962       1,491      155.0%
                                ----------    ----------   ---------
Nonint inc-excl sec
  gains (losses)                    36,545        32,561       3,984       12.2%
Security gains (losses)                  3        (4,664)      4,667         n/m
                                ----------    ----------   ---------
Total noninterest income            36,548        27,897       8,651       31.0%
                                ----------    ----------   ---------
Salaries and employee
  benefits                          37,359        35,499       1,860        5.2%
Services and fees                    8,958         8,825         133        1.5%
Net occupancy-premises               3,691         4,250        (559)     -13.2%
Equipment expense                    3,953         3,885          68        1.8%
Other expense                        7,181         6,908         273        4.0%
                                ----------    ----------   ---------
Total noninterest expense           61,142        59,367       1,775        3.0%
                                ----------    ----------   ---------
Income before income taxes          43,031        45,341      (2,310)      -5.1%
Tax equivalent adjustment            2,012         2,053         (41)      -2.0%
Income taxes                        14,238        14,440        (202)      -1.4%
                                ----------    ----------   ---------
Net income                      $   26,781    $   28,848   $  (2,067)      -7.2%
                                ==========    ==========   =========
Earnings per share
     Basic                      $     0.47    $     0.50   $   (0.03)      -6.0%
                                ==========    ==========   =========
     Diluted                    $     0.47    $     0.50   $   (0.03)      -6.0%
                                ==========    ==========   =========
Weighted average shares o/s
     Basic                      57,399,430    57,863,624                   -0.8%
                                ==========    ==========
     Diluted                    57,545,056    58,200,352                   -1.1%
                                ==========    ==========
Period end shares o/s           56,982,701    57,858,497                   -1.5%
                                ==========    ==========
Dividends per share             $   0.2000    $   0.2000                    0.0%
                                ==========    ==========

n/m - not meaningful

NONPERFORMING ASSETS             3/31/2005    12/31/2004   $ Change     % Change
--------------------            ----------    ----------   ---------    --------
Nonaccrual loans                $   36,595    $   21,864   $  14,731       67.4%
Restructured loans                       -             -           -
                                ----------    ----------   ---------
Total nonperforming loans           36,595        21,864      14,731       67.4%
Other real estate                    4,306         5,615      (1,309)     -23.3%
                                ----------    ----------   ---------
Total nonperforming assets          40,901        27,479      13,422       48.8%
Loans past due over 90 days          1,506         5,284      (3,778)     -71.5%
                                ----------    ----------   ---------
Total nonperforming assets
  plus past due over 90 days    $   42,407    $   32,763   $   9,644       29.4%
                                ==========    ==========   =========

                                      Quarter Ended
                                ------------------------
ALLOWANCE FOR LOAN LOSSES        3/31/2005    12/31/2004   $ Change     % Change
-------------------------       ----------    ----------   ---------    --------
Beginning Balance               $   64,757    $   74,179   $  (9,422)     -12.7%
Charge-offs                         (3,182)       (4,451)      1,269      -28.5%
Recoveries                           2,416         2,000         416       20.8%
Provision for loan losses            2,796        (6,971)      9,767         n/m
                                ----------    ----------   ---------
Ending Balance                  $   66,787    $   64,757   $   2,030        3.1%
                                ==========    ==========   =========

                                                   Quarter Ended
                                              -----------------------
RATIOS                                         3/31/2005   12/31/2004
------                                        ----------   ----------
ROA                                                1.33%        1.40%
ROE                                               14.42%       15.32%
Equity generation rate                             8.29%        9.19%
EOP equity/ EOP assets                             8.94%        9.32%
Average equity/average assets                      9.25%        9.16%
Interest margin - Yield - FTE                      5.42%        5.10%
Interest margin - Cost - FTE                       1.52%        1.37%
Net interest margin - FTE                          3.90%        3.74%
Rate on interest-bearing liabilities               1.86%        1.66%
Efficiency ratio                                  59.37%       58.71%
Expense ratio                                      1.36%        1.44%
Net charge offs/average loans                      0.06%        0.18%
Provision for loan losses/average loans            0.21%       -0.52%
Nonperforming loans/total loans                    0.66%        0.40%
Nonperforming assets/total loans                   0.73%        0.51%
Nonperforming assets/total loans+ORE               0.73%        0.51%
ALL/nonperforming loans                          182.50%      296.18%
ALL/total loans                                    1.20%        1.19%
Net loans/total assets                            67.31%       66.64%

COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close                   $  29.000    $  31.070
Market value of stock-High                    $  31.150    $  32.780
Market value of stock-Low                     $  26.690    $  29.120
Book value of stock                           $   12.84    $   12.97
Tangible book value of stock                  $    9.88    $   10.04
Tangible equity                               $ 562,880    $ 581,167
Market/Book value of stock                       225.86%      239.55%
Price/Earnings ratio                              15.21        15.62
Dividend payout                                   42.55%       40.00%

OTHER DATA
----------
EOP Employees - FTE                               2,616        2,598

n/m - not meaningful

NOTES TO CONSOLIDATED FINANCIALS

Note 1- Business Combinations

On December 1, 2004, Trustmark acquired Fisher-Brown, Incorporated, located in Pensacola, Florida. This business combination was accounted for under the purchase method of accounting and includes the results of operations for Fisher-Brown from the transaction date. Excess cost over tangible net assets acquired totaled $36.2 million, of which $9.3 million and $26.9 million have been allocated to identifiable intangibles and goodwill, respectively.

On March 12, 2004, Trustmark acquired five branches of Allied Houston Bank in a business combination accounted for by the purchase method of accounting. In connection with the transaction, Trustmark acquired approximately $148.1 million in assets and assumed $161.7 million in deposits and other liabilities for a $10 million deposit premium. Assets consisted of $145.9 million in loans, $585 thousand in premises and equipment and $1.6 million in other assets. The assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Loans were recorded at a $6.4 million discount, consisting of a discount for general credit risk of $7.3 million offset by a market valuation premium of $862 thousand. Included in the credit risk discount of $7.3 million was a specific amount for nonaccrual loans of $1.7 million. Subsequent to the purchase date, the unpaid principal for these nonaccrual loans were written down to their net realizable value against the recorded discount. Excess cost over tangible net assets acquired totaled $15.7 million, of which $426 thousand and $15.3 million have been allocated to identifiable intangibles (core deposits) and goodwill, respectively. Trustmark's financial statements include the results of operations for this acquisition from the merger date.

Note 2 - Loans and Allowance for Loan Losses

For the periods presented, loans consisted of the following:

                                           3/31/05      12/31/04       3/31/04
                                         ----------    ----------    ----------
Real Estate                              $3,469,374    $3,394,033    $3,197,065
Commercial and industrial                   900,680       865,436       838,950
Consumer                                    817,058       802,334       756,597
Other                                       385,696       369,474       405,684
                                         ----------    ----------    ----------
Loans                                     5,572,808     5,431,277     5,198,296
Less Allowance for loan losses               66,787        64,757        74,179
                                         ----------    ----------    ----------
            Net Loans                    $5,506,021    $5,366,520    $5,124,117
                                         ==========    ==========    ==========

The allowance for loan losses is maintained at a level believed adequate by management, based on estimated probable losses within the existing loan portfolio. Trustmark's allowance for possible loan loss methodology is based on guidance provided in SEC Staff Accounting Bulletin No. 102, "Selected Loan Loss Allowance Methodology and Documentation Issues," as well as other regulatory guidance. Accordingly, Trustmark's methodology is based on historical loss experience by type of loan and internal risk ratings, homogeneous risk pools, and specific loss allocations, with adjustments considering current economic events and conditions. The provision for loan losses reflects loan quality trends, including the levels of and trends related to non-accrual loans, past due loans, potential problem loans, criticized loans and net charge-offs or recoveries and other factors.

During the fourth quarter of 2004, Trustmark recorded a release of $9.4 million to the allowance for loan losses resulting from changes in estimates to specific factors for pooled loans and a specific class of commercial loans, both of which had experienced positive trends in loss experience. As a result, Trustmark recognized a benefit of $7.0 million and $3.1 million in the provision for loan losses for the quarter and year ended December 31, 2004, respectively.

At March 31, 2005 non-performing loans totaled $36.6 million compared to $21.9 million at December 31, 2004 and $27.5 million at March 31, 2004. The increase in nonperforming loans from December 31, 2004, is primarily attributable to a single commercial credit of approximately $14.9 million of which $13.6 million was placed on nonaccrual during the first quarter of 2005.

Note 3 - Mortgage Banking

For the periods presented, the carrying amount of mortgage servicing rights are as follows:

                                           3/31/05      12/31/04       3/31/04
                                         ----------    ----------    ----------
Mortgage Servicing Rights                $   58,796    $   58,507    $   65,476
Valuation Allowance                          (3,312)       (6,044)      (18,000)
                                         ----------    ----------    ----------
Mortgage Servicing Rights, net           $   55,484    $   52,463    $   47,476
                                         ==========    ==========    ==========

Mortgage servicing rights are rights to service mortgage loans for others, whether the loans were acquired through purchase or loan origination. Purchased mortgage servicing rights are capitalized at cost. For loans originated and sold where the servicing rights are retained, Trustmark allocated the cost of the loan and the servicing right based on their relative fair values. Mortgage servicing rights are amortized over the estimated period of the related net servicing income. At March 31, 2005, Trustmark serviced $3.5 billion in mortgage loans for others.

Impairment for mortgage servicing rights occurs when the estimated fair value falls below the underlying carrying value. Fair value is determined utilizing specific risk characteristics of the mortgage loan, current interest rates and current prepayment speeds. During 2004, Trustmark reclassified $7.1 million of mortgage servicing right impairment from temporary to other-than-temporary which reduced the valuation allowance for impairment and the gross mortgage servicing rights balance with no effect to the net mortgage servicing rights asset. Impairment is considered to be other-than-temporary when Trustmark determines that the carrying value is expected to exceed the fair value for an extended period of time.

The following table illustrates the components of mortgage banking included in noninterest income in the accompanying income statements:

                                                     Quarter Ended
                                         --------------------------------------
                                           3/31/05      12/31/04       3/31/04
                                         ----------    ----------    ----------
Mortgage servicing income                $    4,195    $    4,252    $    4,228
Mortgage guaranty fees                       (1,099)       (1,093)       (1,095)
                                         ----------    ----------    ----------
   Mortgage servicing, net                    3,096         3,159         3,133
Amortization of mortgage
 servicing rights                            (2,620)       (2,750)       (3,601)
Recovery/(Impairment) of mortgage
 servicing rights                             2,732         1,275        (2,133)
Gain on sale of loans                           334           357           550
Other, net                                      309           263           148
                                         ----------    ----------    ----------
Mortgage banking                         $    3,851    $    2,304    $   (1,903)
                                         ==========    ==========    ==========

Note 4 - Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax-equivalent basis.

                                                     Quarter Ended
                                         --------------------------------------
                                           3/31/05      12/31/04       3/31/04
                                         ----------    ----------    ----------
Securities - Taxable                          3.90%         3.13%         3.32%
Securities - Nontaxable                       7.62%         7.50%         7.68%
Securities - Total                            4.22%         3.47%         3.65%
Loans                                         5.84%         5.72%         5.67%
FF Sold & Rev Repo                            2.31%         2.09%         1.00%
Total Earning Assets                          5.42%         5.10%         5.07%

Interest-bearing Deposits                     1.55%         1.44%         1.35%
FF Pch & Repo                                 2.15%         1.68%         0.95%
Borrowings                                    2.92%         2.41%         1.87%
Total Interest-bearing
  Liabilities                                 1.86%         1.66%         1.38%

Net interest margin                           3.90%         3.74%         3.94%

During the fourth quarter of 2004, Trustmark incurred a loss of $4.7 million on the sales of $303.5 million in available for sale securities. Securities sold were comprised of mortgage related and U.S. Treasury issues with an average life and duration of 1.05 years and 1.01 years, respectively. Book yields on the securities sold were expected to be less than funding costs anticipated in 2005. Trustmark expects to use the proceeds from these sales to reinvest in new securities as opportunities arise.

The impact of these security sales was also felt during the first quarter of 2005 as premium amortization on mortgage related securities decreased from $4.3 million to $900 thousand as Trustmark had less premium to amortize on remaining securities. Premium amortization was also impacted by slower prepayment speeds on mortgage related securities resulting from a slow down in mortgage refinancing during a rising interest rate environment.

Note 5 - Basis of Presentation

Certain reclassifications have been made to prior period amounts to conform with the current period presentation.